UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Harley-Davidson, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On May 7, 2025, Harley-Davidson, Inc. (“Harley-Davidson”) issued a brochure in connection with its upcoming 2025 annual meeting of shareholders. A copy of the brochure is attached hereto as Exhibit 1.

Exhibit 1

TO OUR SHAREHOLDERS Harley-Davidson’s Annual Meeting of Shareholders on May 14, 2025 is rapidly approaching – and we need your vote. The value of your investment and the future of Harley-Davidson, an American icon, are at stake, and the choice is clear We are strongly urging you to make your voice heard and vote your shares as soon as possible. No matter how many shares you own, your vote is extremely important. Learn more at VoteHarleyDavidson.com TIME IS SHORT. PROTECT YOUR INVESTMENT. VOTE “FOR ALL” OF HARLEY-DAVIDSON’S HIGHLY QUALIFIED DIRECTOR NOMINEES. We strongly encourage you to vote the WHITE proxy card “FOR ALL” Director nominees. Please DISCARD any BLUE proxy card you may receive from H Partners. Support your highly qualified Directors as they work to protect the company’s legacy and select a CEO that has the skills and qualities needed to uphold Harley-Davidson’s rich heritage and drive future growth. Reject H Partners’ misguided and self-interested campaign which we believe seeks to enable them to remove one-third of the Board and engineer the CEO search outcome they desire.

HARLEY-DAVIDSON IS DEFINED BY COMMUNITY. OUR ROAD. OUR RULES. LET’S RIDE. Your vote is critical to our future. With our May 14, 2025 Annual Meeting of Shareholders rapidly approaching, we want to ensure your voice is heard so that we can continue to execute our transformation with the right leadership in place. Thank you for your support and investment, Board of Directors YOUR VOTE IS IMPORTANT! Please simply DISCARD any Blue proxy card you may receive from H Partners. Vote on the enclosed WHITE proxy card “FOR ALL” Director nominees using one of the following options. MAIL Mark, sign and date your enclosed WHITE proxy card and return it in the pre-paid envelope provided. ONLINE Locate your control number on your enclosed WHITE proxy card, visit the website listed and follow the instructions. PHONE Dial the 24/7 toll-free telephone number shown on your enclosed WHITE proxy card and follow the instructions. QR CODE Scan the QR code on your enclosed proxy material with your mobile device and follow the instructions. If you have any questions about how to vote your shares, please call the firm assisting us with the solicitation of proxies: (877) 456-3507 (toll-free from the U.S. and Canada) +1 (412) 232-3651 (from other countries)

LEADING INDEPENDENT PROXY ADVISOR ISS AGREES – SHAREHOLDERS SHOULD VOTE FOR ALL OF HARLEY-DAVIDSON’S DIRECTOR NOMINEES This is a critical juncture in Harley-Davidson’s history, and our Board is working tirelessly to protect the Company’s legacy and choose the Company’s next leader. Don’t just take our word for it – Institutional Shareholder Services (ISS), a leading independent proxy advisory firm, has also recommended that shareholders vote “FOR ALL” of Harley-Davidson’s highly qualified Director nominees. The quotes1 that appear below from a report ISS published on May 5, 2025, demonstrate why we believe shareholders should support Harley-Davidson and reject H Partners’ harmful campaign: HARLEY-DAVIDSON H PARTNERS ISS VOTE RECOMMENDATION: — Vote “FOR ALL” of Harley-Davidson’s Director nominees — H Partners “has not presented a compelling case for change” ISS PERSPECTIVES ON HARLEY-DAVIDSON’S PERFORMANCE AND GOVERNANCE ISS PERSPECTIVES ON H PARTNERS’ CAMPAIGN A fit-for-purpose Board with a track record of protecting shareholders’ best interests An opportunistic hedge fund whose misleading campaign is about getting its own way, not protecting shareholders H Partners’ campaign is undermining the Board’s process to attract the best CEO. “ [D]espite the dissident’s argument that there is a sense of urgency, the distraction of this campaign has almost certainly set the [CEO search] process back. This only reinforces the board’s conclusion that this campaign is a reaction, rather than a measured response.” Harley-Davidson’s strategy is working. “ The bigger picture is that the strategy introduced by [CEO] Zeitz has had a positive impact on the trajectory of HOG, which had lost considerable ground when he took over as interim CEO.” “ HOG has kept pace with peers. This is significant, as HOG dramatically underperformed peers for several years prior to introduction of the Hardwire strategy.” H Partners’ campaign is about getting its own way, not protecting shareholders. “ The facts suggest that when the dissident’s preferred candidate was not selected, the dissident reacted by vacating the board and launching this vote no campaign in an attempt to establish a path to its desired outcome in the CEO search.” The Directors targeted by H Partners’ campaign are critical to the CEO search process. “ [T]he criticisms levied by the dissident against Zeitz as CEO are overstated. [...] [I]t appears that his time in the role has been more positive than negative, which makes it hard to argue that his vote on a successor is worthless.”

Cautionary Note Regarding Forward-Looking Statements This letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this letter that do not relate to matters of historical or current fact should be considered forward-looking statements, including without limitation statements regarding expectations regarding future results of operations, financial position and performance of the Company including, without limitation, with respect to earnings capacity and shareholder value; potential impacts of macroeconomic conditions on the Company’s business and results of operations; the Hardwire strategic plan priorities and execution, including the results thereof; industry and business trends, and business strategy, initiatives and opportunities, including, without limitation, regarding impact, profitability and timing of new entry level products and potential investment in the HDFS Harley-Davidson Financial Services subsidiary/business; impacts of the H Partners Management, LLC (“H Partners”) campaign related to the Company’s 2025 annual meeting of shareholders (the “Annual Meeting”); and executive succession and board refreshment, including expected results thereof. These forward-looking statements are based on information available to the Company as of the time the statements are made as well as the Company’s current expectations, assumptions, estimates and projections and are subject to certain risks and uncertainties that are likely to cause actual results to differ materially, unfavorably or favorably, from those anticipated. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “anticipates,” “expects,” “plans,” “projects,” “may,” “will,” “estimates,” “targets,” “intends,” “forecasts,” “seeks,” “sees,” “should,” “feels,” “commits,” “assumes,” “envisions,” or, in each case, their negative or other variations or comparable terminology, or words of similar meaning. Certain of such risks and uncertainties are described below, and others are listed in Part I, Item 1A. Risk Factors and in Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2025, in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2025 filed with the SEC on May 6, 2025, and other subsequent reports filed with the SEC, including, among others, subsequent quarterly reports on Form 10-Q. Shareholders, potential investors, and other readers should consider these factors in evaluating, and should not place undue reliance on, the forward-looking statements. Such forward-looking statements speak only as of the date they are first made in this letter and the Company disclaims any obligation to publicly update or revise any forward-looking statements after such time, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Factors that may impact such forward-looking statements include, but are not limited to, risks and uncertainties regarding the Company’s ability to execute its business plans and strategies, including without limitation the Hardwire strategic plan; manage supply chain and logistics issues; manage the impact, and predict potential further impacts, of new, reinstated or adjusted tariffs on the Company; accurately analyze, predict and react to changing market conditions, interest rates, and geopolitical environments, and successfully adjust to shifting global consumer needs and interests; maintain and enhance the value of the Harley-Davidson brand; manage through changes in general economic and business conditions; develop and successfully introduce products, services and experiences; realize the expected business benefits from LiveWire operating as a separate business of the Company; and retain and attract talented employees and leadership; uncertainties regarding actions that have been taken and may in the future be taken by H Partners Management, LLC in furtherance of its campaign relating to the Company’s 2025 annual meeting of shareholders and potential costs and management distraction attendant thereto and uncertainties regarding a potential third party investment in HDFS Harley-Davidson Financial Services. Additional Information Regarding the 2025 Annual Meeting of Shareholders and Where to Find It Harley-Davidson has filed its definitive proxy statement, containing a form of WHITE proxy card, and a proxy statement supplement, with the SEC with respect to its solicitation of proxies for the 2025 annual meeting of shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT (AS SUPPLEMENTED AND INCLUDING ANY OTHER AMENDMENTS OR SUPPLEMENTS THERETO) AND ACCOMPANYING PROXY CARD FILED BY HARLEY-DAVIDSON AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and shareholders may obtain copies of these documents and other documents filed with the SEC by Harley-Davidson free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Harley-Davidson are also available free of charge by accessing Harley-Davidson’s website at https://investor.harley-davidson.com. 1 Permission to use quotations was neither sought nor obtained HOGMGMT4 Endnotes